EXHIBIT 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Caryl Baron, Interim Chief Financial Officer of SeaStar Medical Holding Corporation (the “Company”), certify that:

1. the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended September 30, 2023 as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2023

/s/ Caryl Baron
Caryl Baron
Interim Chief Financial Officer